Subsequent Events (Details) - USD ($)		12 Months Ended
	Mar. 18, 2022	Dec. 31, 2022	Dec. 31, 2021
Subsequent Events (Details) [Line Items]
Subsequent event, description			Under terms of the share purchase agreement, we shall pay $18,302,500 in exchange for 100% equity of Yinhua. Of the total consideration to be paid, $15,304,000 shall be paid in form of 3,826,000 newly issued ordinary shares of the Company, representing $4.00 per ordinary share of the Company, and $1,000,000 upon closing.
Cash earnout			$ 1,998,500
Ordinary shares outstanding (in Shares)			22,960,277
Subsequent Event [Member]
Subsequent Events (Details) [Line Items]
Net income		$ 1,300,000
Shares outstanding percentage	100.00%
Ordinary shares issued (in Shares)	3,826,000
Amount paid to sellers	$ 1,000,000